UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 8, 2015

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of Cascade Bancorp (the “Company”) held on June 8, 2015 (the “Annual Meeting”), the Company’s shareholders approved amendments to the 2008 Cascade Bancorp Performance Incentive Plan, as amended (the “Plan”), which had previously been approved by the Company’s Board of Directors subject to shareholder approval. The Plan provides incentive compensation opportunities to the Company’s executive officers and other participating employees, as well as a source of shares of Company common stock that may be used to compensate individuals serving as non-employee directors on the Company’s Board of Directors. The amendments to the Plan include:

•	setting the maximum number of shares with respect to which awards may be issued to any grantee other than a non-employee director in any calendar year at 2,000,000;

•	setting the maximum number of shares with respect to which awards may be issued to any grantee who is a non-employee director in any calendar year at 100,000;

•	specifying the terms and conditions under which an award of stock appreciation rights (“SARs”) can be made;

•	requiring the Company to obtain shareholder approval in order for any repricing of options or SARs to be effective; and

•	amending the definitions of “Performance Award” and “Performance Goal” for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).
The approval of the amendments under the Plan preserves the ability of the Compensation Committee of the Company’s Board of Directors to grant incentive awards to participating employees that may be deductible in accordance with Section 162(m) of the Code.
The principal features of the Plan are described in detail under “Proposal 3 - Amendments to the 2008 Performance Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Shareholders filed by the Company with the Securities and Exchange Commission on April 20, 2015 (the “Proxy Statement”). The description of the principal features of the Plan included in the Proxy Statement is incorporated herein by reference.
The foregoing description of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
         On June 8, 2015, the Company held its Annual Meeting. Four proposals were submitted to and approved by the Company’s shareholders. The holders of 70,000,478 shares of the Company's common stock, or 97.49% of the outstanding shares entitled to vote as of the record date, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The proposals are described in more detail in the Proxy Statement. The final voting results on each such proposals were as follows:

Proposal 1.    To elect as directors the 11 nominees named in the Proxy Statement to the Board of Directors.

At the Annual Meeting, the shareholders elected each director nominee to the Board of Directors by the following votes:

	For	Withheld	Broker Non-Votes
Jerol E. Andres	60,983,322	4,184,899	4,832,257
Chris C. Casciato	60,990,274	4,177,947	4,832,257
Michael J. Connolly	60,991,029	4,177,192	4,832,257
Annette G. Elg	65,050,326	117,895	4,832,257
Dennis L. Johnson	64,871,191	297,030	4,832,257
J. LaMont Keen	64,966,377	201,844	4,832,257
James B. Lockhart III	65,049,159	119,062	4,832,257
Patricia L. Moss	64,957,991	210,230	4,832,257
Ryan R. Patrick	65,046,865	121,356	4,832,257
Thomas M. Wells	65,038,673	129,548	4,832,257
Terry E. Zink	65,044,965	123,256	4,832,257

Proposal 2.    To ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015.

Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015 by the following votes:

For	Against	Abstain	Broker Non-Vote
69,915,383	32,973	52,122	—

Proposal 3.    To approve amendments to the Plan.

Shareholders approved amendments to the Plan by the following votes:

For	Against	Abstain	Broker Non-Vote
64,507,741	576,488	83,992	4,832,257

Proposal 4.    To approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers.

Shareholders approved by a non-binding advisory vote the compensation paid to the Company’s Named Executive Officers by the following votes:

For	Against	Abstain	Broker Non-Vote
46,523,338	11,990,288	6,654,595	4,832,257

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS
              (d)          Exhibits

Exhibit No.	Description

10.1
2008 Cascade Bancorp Performance Incentive Plan, as amended (incorporated by reference to Appendix A to the registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2015 (File No. 000-23322))(filed under Item 5.02).

99.1
"Proposal 3 - Amendments to the 2008 Performance Incentive Plan" (incorporated by reference to the registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2015 (File No. 000-23322)(filed under Item 5.02).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President &
Chief Financial Officer

Date:    June 10, 2015